INVESTOR PRESENTATION Q4 2024

Q4 2024 Investor Presentation 2 INTRODUCTORY NOTES Forward-Looking Statements Disclaimer Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as “may,” “should,” “could,” “would,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “target,” “project,” “predict,” “potential,” “continue,” “likely,” “will,” “forecast,” “outlook,” “guidance,” “suggest,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management’s forward-looking statements and IVT’s future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner.

Q4 2024 Investor Presentation 3 NORTHCROSS COMMONS | MSA: CHARLOTTE COMPANY OVERVIEW Full Year Guidance $1.79 - $1.83 Growth of 3.5% to 5.8% 2025 Core FFO Per Diluted Share 3.5% - 4.5% 2025 SPNOI Growth Long-Term Targets 5.0x - 6.0x Net Debt-To-Adjusted EBITDA 25% - 35% Net Leverage Ratio Portfolio Statistics 87% Grocery Anchored1,2 (Peer Average = 86%)3 74 Avg. TAP Score (Peer Average = 68)3 68 Retail Properties 97% Sun Belt1 (Peer Average = 51%)3 11.0M Total GLA 161K Avg. Center Size 1. YTD NOI percentage of properties owned as of December 31, 2024 2. YTD NOI percentage includes shadow-anchored grocers as of December 31, 2024 - Walmart, Target and warehouse clubs are considered grocers 3. Source: Green Street. Peers include BRX, KIM, KRG, PECO, REG, and ROIC

A SIMPLE & FOCUSED INVESTMENT OPPORTUNITY



SUN BELT
GROCERY-ANCHORED
INVESTMENT-GRADE
CORPORATE RESPONSIBILITY



AJ's
PURVEYOR OF FINE FOODS
Fine Foods

SCOTTSDALE NORTH MARKETPLACE | MSA: SCOTTSDALE

Sun Belt Markets with Strong, Persistent Migration

- Moving towards 100% Sun Belt concentration
- Attractive demographic trends – jobs, population, education and household income
- Long-term Sun Belt growth set to substantially outpace the national average over the next ten years: 6.7% vs 0.5%[1]

High-Performing, Grocery-Anchored Portfolio

- 87% of NOI derived from centers with a grocery presence
- Long-term stable NOI growth
- Essential retail tenants drive recurring foot traffic
- Cycle-tested portfolio, providing durable cash flow

Retail Sector Tailwinds

- Minimal new supply dynamics well below historical averages expected to continue (lowest since Q1 2015)
- Suburbanization and work from home trends
- Limited exposure to high-risk tenants
- Necessity-based, value-oriented tenants and quick-service restaurants continue to open locations

Investment-Grade Balance Sheet with Capital to Grow Asset Base

- Fitch rating BBB- / Stable outlook
- Limited and manageable debt maturities
- Robust pipeline of near-term opportunities to fortify Sun Belt presence

Governance and Corporate Responsibility

- Shareholder friendly governance structure
- Destaggered Board and opted out of MUTA
- GRESB participant since 2013
- Annual Corporate Responsibility report with five-year environmental reduction targets

IVT LISTED NYSE

1. Source: Moody's Analytics, Clarion Partners Investment Research and U.S. Census

Q4 2024 Investor Presentation 4

Q4 2024 Investor Presentation 5 MARKET AT MILL CREEK | MSA: CHARLESTON 2024 FULL YEAR HIGHLIGHTS Operating Results 94.0% Tenant Retention Rate 97.4% Leased Occupancy 5.0% SPNOI Growth $20.07 ABR Per SF1 99.8% Anchor Tenant Leased Occupancy 93.3% Small Shop Leased Occupancy 11.3% Comparable Leasing Spreads – New & Renewals Financial Performance $1.73 Core FFO Per Diluted Share 4.1x Net Debt-To-Adjusted EBITDA2 23.0% Net Leverage Ratio3 $587M Total Liquidity $0.95 2025 Annualized Dividend Rate 1. Total Portfolio ABR per SF as of December 31, 2024, including ground rent and excluding specialty leases. Excluding ground rent, ABR per SF is $21.78 as of December 31, 2024 2. Trailing 12-month Net Debt-to-Adjusted EBITDA as of December 31, 2024 3. Net debt to real estate assets, excluding property accumulated depreciation

Q4 2024 Investor Presentation 6 STRONG FUNDAMENTALS AND SECTOR TAILWINDS 1. Green Street U.S. Strip Center Outlook, January 24, 2025 Historically Low Supply Strip Center Supply Growth1 (Year-Over-Year) 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% '28E'27E'26E'25E'24'23'22'21'20'19'18'17'16'15'14'13'12'11'10'09'08'07'06'05'04'03'02'01'00'990.0% 0.5% 1.5% 2.5% 1.0% 2.0% 3.0% Robust Sun Belt Growth Top NOI Near-Term Growth by Market1 Current and Target Sun Belt Markets Dallas- Fort Worth Raleigh- Durham Palm BeachOrlandoAustinFort LauderdaleCharlotteBostonTampa- St. Petersburg Orange CountyMiamiNashville 3.9% 3.8% 3.5% 3.5% 3.5% 3.5% 3.4% 3.4% 3.3% 3.5% 3.3% 3.3%

Q4 2024 Investor Presentation 7 Southern CA 9% Phoenix 2% San Antonio 3% Austin 16% Dallas / Fort Worth / Arlington 9% Houston 10% Tampa / Fort Myers 6% Miami/ Fort Lauderdale/ West Palm Beach 10% Orlando 5% Charlotte 5% Raleigh / Durham 6% Richmond 3% DC Metro 3% Charleston (New Market) 3% Atlanta 10% SUN BELT FOCUSED Clustered portfolio brings operational efficiencies and detailed market knowledge 1. YTD ABR of properties owned as of December 31, 2024 2. Includes Fort Lauderdale and West Palm Beach MSA Top 5 Markets by ABR Percentage of Total InvenTrust Portfolio by Percentage of ABR1 16% 10% 10% 10% 9% 55% Austin, TX Houston, TX Atlanta, GA Miami, FL2 Southern CA Top 5

Q4 2024 Investor Presentation 8 POWER CENTER WITH GROCER Trade Area 5-10 mi. • 9 properties • 2.3M GLA • 17.6% of NOI1 • $18.16 ABR2 Sarasota Pavilion Tampa, FL SHOPPES AT DAVIS LAKE | MSA: CHARLOTTE HIGH QUALITY ASSETS Established centers with necessity-based tenants drive performance in all economic conditions Note: As of December 31, 2024. 1. 2024 YTD NOI from time of ownership 2. Includes ground rent and excludes specialty leases POWER CENTER WITHOUT GROCER Trade Area 5-10 mi. • 4 properties • 1.4M GLA • 12.0% of NOI1 • $19.55 ABR2 University Oaks Shopping Center Round Rock, TX LIFESTYLE CENTER Trade Area 8-12 mi. • 1 property • 0.1M GLA • 0.1% of NOI1 • $26.93 ABR2Nexton Square Summerville, SC COMMUNITY CENTER Trade Area 3-5 mi. • 13 properties • 3.1M GLA • 29.7% of NOI1 • $20.00 ABR2 Shops at Arbor Trails Austin, TX NEIGHBORHOOD CENTER Trade Area 1-3 mi. • 41 properties • 4.1M GLA • 40.6% of NOI1 • $21.10 ABR2 Rio Pinar Plaza Orlando, FL

Q4 2024 Investor Presentation 9 Note: As of December 31, 2024 1. Includes one fuel pad 2. Includes three Publix Liquor locations 3. Includes one staff office - Eldorado Marketplace Top 10 Tenants Ranking Tenant Credit Rating (S&P) # of Leases % of ABR 1 BBB 141 4.3% 2 N/A 152 3.3% 3 A 14 2.4% 4 BB+ 6 2.1% 5 N/A 53 2.0% 6 AA 5 1.3% 7 B- 8 1.3% 8 BBB+ 4 1.1% 9 BBB+ 6 1.1% 10 B+ 6 1.0% Top 10 Total 83 19.9% GROCER ESSENTIAL RETAIL DOMINATES MERCHANDISE MIX Recession resistant tenants with limited exposure to distressed retailers RECENTLY EXECUTED LEASES Anchors Small Shop KENNESAW MARKETPLACE | MSA: ATLANTA

Q4 2024 Investor Presentation 1 0 TENANT COMPOSITION Diverse and balanced tenant mix provides durable cash flows Other Retail / Services Restaurants Grocery / Essential Retail Total Portfolio Composition % of ABR1 17% 15% 68% Local Regional National Tenant Composition % of ABR Essential Retail Breakout 59% Grocery 17% Health & Beauty Services 11% Medical 9% Off Price 5% Banks 5% Pets 4% Office / Communications 3% Other Essential Retail / Services 2% Drug / Pharmacy 2% Hardware / Auto 1% ESCARPMENT VILLAGE | MSA: AUSTIN Tenant Composition % of ABR1 21% 20% 59% Anchor & Small Shop Composition % of ABR1 Anchor Small Shop 42% 58% Note: As of December 31, 2024. 1. Includes ground rent and excludes specialty leasing

Q4 2024 Investor Presentation 1 1 STRONG LEASING ACTIVITY CONTINUES Portfolio is experiencing unprecedented demand and occupancy levels 92.8% 93.9% 96.1% 96.2% 2020 2021 2022 2023 Leased Occupancy Note: As of December 31, 2024 2024 97.4% Leased to Economic Occupancy Spread (basis points) 2021 2022 2023 2024 110 220 290 210 $6.3 Million Incremental Annualized Base Rent

Q4 2024 Investor Presentation 1 2 GROWING ASSET BASE THROUGH ACQUISITIONS Acquiring necessity-based retail assets in Sun Belt Markets TOTAL ACQUISITIONS FOR 2024 - $282 MILLION • Acquired Q4 2024 • Year Built – 2008 • ABR PSF - $17.38 • Target shadow anchored • 96.1% leased occupancy • 3-mile Avg. HHI - $116,000 • 3-mile Population – 43,000 THE FORUM MSA: Fort Myers, FL • Acquired Q4 2024 • Year Built – 2019 • ABR PSF - $26.93 • Lifestyle retail • 96.9% leased occupancy • 3-mile Avg. HHI - $94,000 • 3-mile Population – 49,000 NEXTON SQUARE MSA: Charleston, SC • Acquired Q4 2024 • Year Built – 2018 • ABR PSF - $24.06 • Lowes Foods anchored • 100% leased occupancy • 3-mile Avg. HHI - $191,000 • 3-mile Population – 26,000 MARKET AT MILL CREEK MSA: Charleston, SC • Acquired Q4 2024 • Year Built – 2016 • ABR PSF - $19.12 • Wegmans anchored • 100% leased occupancy • 3-mile Avg. HHI - $157,000 • 3-mile Population – 59,000 STONEHENGE VILLAGE MSA: Richmond, VA Note: 2024 acquisitions not pictured: The Plant, Moores Mill, Maguire Groves and Scottsdale North Marketplace

Q4 2024 Investor Presentation 1 3 SARASOTA PAVILION Tampa, FL Status: Active Estimated Completion Date: 2025 Project Description: Redevelopment & remerchandising of a former anchor space into new anchor space and additional small shop space DISCIPLINED REDEVELOPMENT PROGRAM Anticipated project yields between 7-10% SHOPS AT ARBOR TRAILS Austin, TX Status: Active Estimated Completion Date: 2026 Project Description: Redevelopment of a pre-existing single tenant building to a multi- tenant building BUCKHEAD CROSSING Atlanta, GA Status: Active Estimated Completion Date: 2026 Project Description: Anchor space repositioning and remerchandising into new tenant spaces, including anchor space and small shop space SANDY PLAINS CENTRE Atlanta, GA Status: Active Estimated Completion Date: 2025 Project Description: Redevelopment and expansion to accommodate a 10,000 sq. ft. tenant and additional small shop space Status Planning Number of Projects 13 Projects Completion Date 2026+ Project Description Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning POTENTIAL DEVELOPMENT

Q4 2024 Investor Presentation 1 4 INVESTMENT-GRADE BALANCE SHEET 1. Estimated twelve-month forward EBITDA provided by Green Street Strip Center Sector Update, November 26, 2024. As of December 31, 2024, IVT’s TTM Net Debt-to-Adjusted EBITDA is 4.1x. 2. Green Street Strip Center Sector Update, November 26, 2024. As of December 31, 2024, IVT’s Net Leverage is 23.0%. BBB- / STABLE Fitch $587 MILLION Liquidity 4.1x Net Debt-to-Adjusted EBITDA 4.5x Fixed Charge Coverage 4.0% Weighted Avg Interest Rate 3.3 YEARS Weighted Average Maturity 2028 2030 2031 Secured Unsecured 2025 $36 2026 $200 2027 $226 $200 $26 2029 $182 $150 $32 2032 $100 Note: As of December 31, 2024 Net Leverage Ratio (Net Debt + Preferred As % of Gross Assets) 2 35% 38% 31%30% 20% 35% Net Debt-to-Adjusted EBITDA1 3.3x 4.9x 5.0x 5.1x 5.6x 5.8x INVENTRUST MAINTAINS A LOW LEVERAGE BUSINESS MODEL Debt Maturity Schedule ($ Millions)

Q4 2024 Investor Presentation 1 5 SUSTAINABLE DIVIDEND GROWTH Steady dividend increases with additional capacity to grow in the future 1. Aggregate distributions declared (as a % of Core FFO) for the twelve months ended December 31, 2024 Historical and Projected Dividend Payments 2021 2022 2023 2025 Aggregate dividends declared as a percentage of Core FFO = 54%1 PGA PLAZA | MSA: MIAMI 2024 $0.95 $0.82 $0.91 $0.86 $0.78

Q4 2024 Investor Presentation 1 6 INVENTRUST DELIVERS CONSISTENT CASH FLOW GROWTH 2025 Guidance CYFAIR TOWN CENTER | MSA: HOUSTON Net Income Per Diluted Share $0.27 to $0.33 Core FFO Per Diluted Share $1.79 to $1.83 Nareit FFO Per Diluted Share $1.83 to $1.89 SPNOI Growth 3.5% to 4.5%

Q4 2024 Investor Presentation 1 7 COMPONENTS OF ANNUAL CASH FLOW GROWTH CARY PARK TOWN CENTER | MSA: RALEIGH Embedded Rent Escalations Positive Leasing Spreads For New & Renewals AcquisitionsRedevelopmentIncremental Occupancy Increases Balance Sheet Management

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CORPORATE RESPONSIBILITY

We believe that our efforts to enhance our communities, conserve resources, and foster a best-in-class work environment are not just compatible with, but facilitative of, growing long-term stockholder value.

ENVIRONMENTAL

- 100% of properties have energy management systems installed
- 100% of landlord-controlled common area parking lot lighting upgraded to LEDs
- 24% of properties have electric vehicle charging stations
- InvenTrust was named a Green Lease Leader, Gold Level Recognition, in 2024

SOCIAL

- InvenTrust named a "Top Workplace in Chicago" by The Chicago Tribune in 2024
- 100% of employees participated in a charitable volunteer event and/or fundraiser in 2024
- InvenTrust invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives

GOVERNANCE

- InvenTrust places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- InvenTrust maintains a Board of Directors with a broad array of insights and experiences
- Proactive investor engagement program led by the Investor Relations team and Corporate Secretary's office

BEAR CREEK VILLAGE CENTER | MSA: SOUTHERN CALIFORNIA

GRESB

GREEN LEASE LEADER

TOP WORK PLACES 2024 Chicago Tribune

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

SASB SUSTAINABILITY ACCOUNTING STANDARDS BOARD

GRI

Corporate Responsibility Report

IVT LISTED NYSE

Q4 2024 Investor Presentation **18**

STRONG AND EXPERIENCED BOARD OF DIRECTORS

InvenTrust's Board of Directors (the "Board") oversees the business and affairs of the Company, including its long-term health, overall success, and financial strength. While the full Board is actively involved in that work, including the oversight of risk management of the Company, the Board leverages the expertise of its members through maintaining three standing subcommittees. The Committees of the Board are the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

BOARD EXPERIENCE

7/10 Current or Former C-Suite	**7/10** REITS or Real Estate
8/10 Investment or Financial	**5/10** Retail
90% Independent	**40%** Female
59 Average Age	**9 YRS** Average Tenure



Julian E. Whitehurst
Chairperson since 2023
Director since 2016
Compensation - M

- Former CEO and President of National Retail Properties, Inc.
- Previously served as COO of National Retail Properties, Inc. from 2004 to 2017
- Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed



Stuart Aitken
Director since 2017
Compensation - C

- President and CEO of Circana, a leading advisor on the complexity of consumer behavior
- Former Chief Merchant and Marketing Officer at The Kroger Co.
- Former Group Vice President of The Kroger Co. & CEO of 84.51°, a data analytics firm



Amanda Black
Director since 2018
Audit - C, FE

- Most recently served as Global Chief Investment Officer and Managing Director of JLP Asset Management
- Former Senior Vice President & Portfolio Manager at Ascent Investment Advisors
- Over 20 years of experience in real estate investment



Daniel J. (DJ) Busch
President, CEO & Director since 2021

- Currently serving as President and CEO of InvenTrust Properties Corp.
- Previously served as EVP, CFO, and Treasurer since 2019
- Former Managing Director, Retail at Green Street Advisors



Thomas F. Glavin[1]
Director since 2007
Audit - M, FE
Nominating & Corporate Governance - M

- Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm
- Former partner at Gateway Homes, Senior Manager at Touche Ross & Co., and Internal Auditor at Vavrus & Associates



Scott A. Nelson
Director since 2016
Nominating & Corporate Governance - C

- Principal & Founder of SAN Prop Advisors, a real estate advisory firm
- Former Senior Vice President at Target Corp., oversees various real estate groups
- Former Director of Real Estate at Mervyn's



Paula J. Saban
Director since 2004
Audit - M
Compensation - M
Nominating & Corporate Governance - M

- Former Senior Vice President and Private Client Manager at Bank of America
- Over 25 years of financial services and banking experience



Smita Shah
Director since 2022
Audit - M
Nominating & Corporate Governance - M

- Founder and CEO of SPAAN Tech, Inc., an architecture, engineering, and project management firm
- Former Vice Chairman of Chicago Plan Commission



Michael A. Stein[1]
Director since 2016
Audit - M, FE
Compensation - M

- Former Senior Vice President & CFO of ICOS Corp., a bio tech company acquired by Eli Lilly
- Former EVP & CFO of Nordstrom, Inc., as well as, EVP and CFO of Marriott International, Inc., and former Partner at Arthur Andersen LLP



Julie Swinehart
Director since 2025
Audit – M, FE
Compensation – M

- Chief Financial Officer Fenway Sports Group
- Former EVP, CFO & Treasurer of Retail Properties of America, Inc., Manger of SEC Reporting at Equity Office Properties, and Senior Manager at Deloitte

NOTE: C – Chair; M – Member; FE – Financial Expert

1. Michael Stein and Thomas Glavin will not seek re-election as a Director of the Board at the Company's 2025 Annual Shareholder meeting

IVT LISTED NYSE

Q4 2024 Investor Presentation 19

Q4 2024 Investor Presentation 2 0 NON-GAAP MEASURES AND DEFINITION OF TERMS Adjusted EBITDA The Company’s non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Adjustments for the Company’s unconsolidated joint venture are calculated to reflect the Company’s proportionate share of the joint venture’s Adjusted EBITDA on the same basis. Nareit Funds From Operations (Nareit FFO) and Core FFO The Company’s non-GAAP measure of Nareit Funds from Operations (“Nareit FFO”), based on the National Association of Real Estate Investment Trusts (“Nareit”) definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for the Company’s unconsolidated joint venture are calculated to reflect the Company’s proportionate share of the joint venture’s Nareit FFO on the same basis. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Net Debt-to-Adjusted EBITDA Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA. Non-GAAP Financial Measures This Press Release includes certain financial measures and other terms that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of the Company’s non-GAAP measures to the most directly comparable GAAP financials measures are included herein. Same Property NOI or SPNOI Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments (“GAAP Rent Adjustments”). The Company bifurcates NOI into Same Property NOI and NOI from other investment properties based on whether the retail properties meet the Company’s Same Property criteria. NOI from other investment properties includes adjustments for the Company’s captive insurance company.

Q4 2024 Investor Presentation 2 1 RECONCILIATION OF NON-GAAP MEASURES Same Property NOI Note: In ThousandsSame Property NOI Income Minimum base rent $ 42,591 $ 40,817 $ 152,502 $ 148,304 Real estate tax recoveries 8,223 6,615 29,463 28,184 Common area maintenance, insurance, and other recoveries 8,098 8,245 28,788 27,799 Ground rent income 4,563 4,520 14,674 14,760 Short-term and other lease income 1,845 1,799 4,496 4,323 Provision for uncollectible billed rent and recoveries (234) (704) (266) (1,046) Other property income 440 381 1,305 1,241 Total income 65,526 61,673 230,962 223,565 Operating Expenses Property operating 10,831 11,718 36,426 37,736 Real estate taxes 8,817 7,138 31,981 30,981 Total operating expenses 19,648 18,856 68,407 68,717 Same Property NOI $ 45,878 $ 42,817 $ 162,555 $ 154,848 Three Months Ended December 31 Year Ended December 31 2024 2023 2024 2023 % Change over Prior Period 7.1% 5.0 % Same Property count 61 56 Net Income to Same Property NOI Three Months Ended December 31 Year Ended December 31 2024 2023 2024 2023 Net income $ 9,799 $ 2,890 $ 13,658 $ 5,269 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (2,245) (3,713) (3,755) (5,480) Equity in losses of unconsolidated entities — 110 — 557 Interest expense, net 8,356 9,697 37,100 38,138 Loss on extinguishment of debt — 15 — 15 Gain on sale of investment properties, net (3,523) — (3,857) (2,691) Impairment of real estate assets — — 3,854 — Depreciation and amortization 28,856 28,091 113,948 113,430 General and administrative 8,404 8,408 33,172 31,797 Other fee income — — — (80) Adjustments to NOI (a) (1,492) (1,500) (7,548) (7,528) NOI 48,155 43,998 186,572 173,427 NOI from other investment properties (2,277) (1,181) (24,017) (18,579) Same Property NOI $ 45,878 $ 42,817 $ 162,555 $ 154,848 (a) Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments. Reconciliation of Non-GAAP Measures In thousands 6 Supplemental - Quarter Ended December 31, 2024

Q4 2024 Investor Presentation 2 2 RECONCILIATION OF NET INCOME (LOSS) TO SAME PROPERTY NOI Same Property NOI Note: In Thousands Same Property NOI Income Minimum base rent $ 42,591 $ 40,817 $ 152,502 $ 148,304 Real estate tax recoveries 8,223 6,615 29,463 28,184 Common area maintenance, insurance, and other recoveries 8,098 8,245 28,788 27,799 Ground rent income 4,563 4,520 14,674 14,760 Short-term and other lease income 1,845 1,799 4,496 4,323 Provision for uncollectible billed rent and recoveries (234) (704) (266) (1,046) Other property income 440 381 1,305 1,241 Total income 65,526 61,673 230,962 223,565 Operating Expenses Property operating 10,831 11,718 36,426 37,736 Real estate taxes 8,817 7,138 31,981 30,981 Total operating expenses 19,648 18,856 68,407 68,717 Same Property NOI $ 45,878 $ 42,817 $ 162,555 $ 154,848 Three Months Ended December 31 Year Ended December 31 2024 2023 2024 2023 % Change over Prior Period 7.1% 5.0 % Same Property count 61 56 Net Income to Same Property NOI Three Months Ended December 31 Year Ended December 31 2024 2023 2024 2023 Net income $ 9,799 $ 2,890 $ 13,658 $ 5,269 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (2,245) (3,713) (3,755) (5,480) Equity in losses of unconsolidated entities — 110 — 557 Interest expense, net 8,356 9,697 37,100 38,138 Loss on extinguishment of debt — 15 — 15 Gain on sale of investment properties, net (3,523) — (3,857) (2,691) Impairment of real estate assets — — 3,854 — Depreciation and amortization 28,856 28,091 113,948 113,430 General and administrative 8,404 8,408 33,172 31,797 Other fee income — — — (80) Adjustments to NOI (a) (1,492) (1,500) (7,548) (7,528) NOI 48,155 43,998 186,572 173,427 NOI from other investment properties (2,277) (1,181) (24,017) (18,579) Same Property NOI $ 45,878 $ 42,817 $ 162,555 $ 154,848 (a) Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments. Reconciliation of Non-GAAP Measures In thousands 6 Supplemental - Quarter Ended December 31, 2024

Q4 2024 Investor Presentation 2 3 RECONCILIATION OF NON-GAAP MEASURES Nareit FFO & Core FFO Note: In Thousandsareit FFO and Core FFO Three Months Ended December 31 Year Ended December 31 2024 2023 2024 2023 Net income $ 9,799 $ 2,890 $ 13,658 $ 5,269 Depreciation and amortization of real estate assets 28,616 27,864 113,055 112,578 Impairment of real estate assets — — 3,854 — Gain on sale of investment properties, net (3,523) — (3,857) (2,691) Unconsolidated joint venture adjustments (a) — — — 342 Nareit FFO Applicable to Common Shares and Dilutive Securities 34,892 30,754 126,710 115,498 Amortization of market lease intangibles and inducements, net (740) (626) (2,804) (3,343) Straight-line rent adjustments, net (748) (857) (3,400) (3,349) Amortization of debt discounts and financing costs 661 827 2,403 4,113 Depreciation and amortization of corporate assets 240 227 893 852 Non-operating income and expense, net (b) (758) (2,612) (1,033) (1,821) Unconsolidated joint venture adjusting items, net (c) — 80 — (92) Core FFO Applicable to Common Shares and Dilutive Securities $ 33,547 $ 27,793 $ 122,769 $ 111,858 Weighted average common shares outstanding - basic 77,222,248 67,563,908 70,394,448 67,531,898 Dilutive effect of unvested restricted shares (d) 792,224 527,004 616,120 281,282 Weighted average common shares outstanding - diluted 78,014,472 68,090,912 71,010,568 67,813,180 Net income per diluted share $ 0.13 $ 0.04 $ 0.19 $ 0.08 Nareit FFO per diluted share $ 0.45 $ 0.45 $ 1.78 $ 1.70 Core FFO per diluted share $ 0.43 $ 0.41 $ 1.73 $ 1.65 (a) Reflects the Company’s share of adjustments for IAGM's Nareit FFO on the same basis as InvenTrust. (b) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of IAGM in 2023. (c) Reflects the Company’s share of adjustments for IAGM's Core FFO on the same basis as InvenTrust. (d) For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP. EBITDA and Adjusted EBITDA Net income $ 9,799 $ 2,890 $ 13,658 $ 5,269 Interest expense, net 8,356 9,697 37,100 38,138 Income tax expense 140 129 543 517 Depreciation and amortization 28,856 28,091 113,948 113,430 Unconsolidated joint venture adjustments (a) — — — 417 EBITDA 47,151 40,807 165,249 157,771 Impairment of real estate assets — — 3,854 — Gain on sale of investment properties, net (3,523) — (3,857) (2,691) Amortization of market-lease intangibles and inducements, net (740) (626) (2,804) (3,343) Straight-line rent adjustments, net (748) (857) (3,400) (3,349) Non-operating income and expense, net (b) (758) (2,612) (1,033) (1,821) Unconsolidated joint venture adjusting items, net (c) — 80 — (108) Adjusted EBITDA $ 41,382 $ 36,792 $ 158,009 $ 146,459 Three Months Ended December 31 Year Ended December 31 2024 2023 2024 2023 (a) Reflects the Company's share of adjustments for IAGM's EBITDA on the same basis as InvenTrust. (b) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of IAGM in 2023. (c) Reflects the Company's share of adjustments for IAGM's Adjusted EBITDA on the same basis as InvenTrust. Reconciliation of Non-GAAP Measures, continued In thousands 7 Supplemental - Quarter Ended December 31, 2024

Q4 2024 Investor Presentation 2 4 RECONCILIATION OF NON-GAAP MEASURES EBITDA & Adjusted EBITDA Note: In Thousands Nareit FFO and Core FFO Three Months Ended December 31 Year Ended December 31 2024 2023 2024 2023 Net income $ 9,799 $ 2,890 $ 13,658 $ 5,269 Depreciation and amortization of real estate assets 28,616 27,864 113,055 112,578 Impairment of real estate assets — — 3,854 — Gain on sale of investment properties, net (3,523) — (3,857) (2,691) Unconsolidated joint venture adjustments (a) — — — 342 Nareit FFO Applicable to Common Shares and Dilutive Securities 34,892 30,754 126,710 115,498 Amortization of market lease intangibles and inducements, net (740) (626) (2,804) (3,343) Straight-line rent adjustments, net (748) (857) (3,400) (3,349) Amortization of debt discounts and financing costs 661 827 2,403 4,113 Depreciation and amortization of corporate assets 240 227 893 852 Non-operating income and expense, net (b) (758) (2,612) (1,033) (1,821) Unconsolidated joint venture adjusting items, net (c) — 80 — (92) Core FFO Applicable to Common Shares and Dilutive Securities $ 33,547 $ 27,793 $ 122,769 $ 111,858 Weighted average common shares outstanding - basic 77,222,248 67,563,908 70,394,448 67,531,898 Dilutive effect of unvested restricted shares (d) 792,224 527,004 616,120 281,282 Weighted average common shares outstanding - diluted 78,014,472 68,090,912 71,010,568 67,813,180 Net income per diluted share $ 0.13 $ 0.04 $ 0.19 $ 0.08 Nareit FFO per diluted share $ 0.45 $ 0.45 $ 1.78 $ 1.70 Core FFO per diluted share $ 0.43 $ 0.41 $ 1.73 $ 1.65 (a) Reflects the Company’s share of adjustments for IAGM's Nareit FFO on the same basis as InvenTrust. (b) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of IAGM in 2023. (c) Reflects the Company’s share of adjustments for IAGM's Core FFO on the same basis as InvenTrust. (d) For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP. EBITDA and Adjusted EBITDA Net income $ 9,799 $ 2,890 $ 13,658 $ 5,269 Interest expense, net 8,356 9,697 37,100 38,138 Income tax expense 140 129 543 517 Depreciation and amortization 28,856 28,091 113,948 113,430 Unconsolidated joint venture adjustments (a) — — — 417 EBITDA 47,151 40,807 165,249 157,771 Impairment of real estate assets — — 3,854 — Gain on sale of investment properties, net (3,523) — (3,857) (2,691) Amortization of market-lease intangibles and inducements, net (740) (626) (2,804) (3,343) Straight-line rent adjustments, net (748) (857) (3,400) (3,349) Non-operating income and expense, net (b) (758) (2,612) (1,033) (1,821) Unconsolidated joint venture adjusting items, net (c) — 80 — (108) Adjusted EBITDA $ 41,382 $ 36,792 $ 158,009 $ 146,459 Three Months Ended December 31 Year Ended December 31 2024 2023 2024 2023 (a) Reflects the Company's share of adjustments for IAGM's EBITDA on the same basis as InvenTrust. (b) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of IAGM in 2023. (c) Reflects the Company's share of adjustments for IAGM's Adjusted EBITDA on the same basis as InvenTrust. Reconciliation of Non-GAAP Measures, continued In thousands 7 Supplemental - Quarter Ended December 31, 2024

Q4 2024 Investor Presentation 2 5 RECONCILIATION OF FINANCIAL LEVERAGE RATIOS Net Debt-to-Adjusted EBITDA Note: In Thousands Net Debt Outstanding Debt, net Less: Cash and cash equivalents Net Debt Net Debt-to-Adjusted EBINTDA (trailing 12 months): Net Debt Adjusted EBITDA Net Debt-to-Adjusted EBITDA Year Ended December 31 2024 2023 740,415 814,568 (87,395) (96,385) 653,020 718,183 653,020 718,183 158,009 146,459 4.1x 4.9x $ $ $ $ $ $

Q4 2024 Investor Presentation 2 6 RECONCILIATION OF 2025 GUIDANCE RANGE Estimated net income per share to estimated Nareit FFO and Core FFO per diluted share (Unaudited) Net income per diluted share Depreciation and amortization of real estate assets Nareit FFO per diluted share Amortization of market-lease intangibles and inducements, net Straight-line rent adjustments, net Amortization of debt discounts and financing costs Core FFO per diluted share Low End High End 0.27 0.33 1.56 1.56 1.83 1.89 (0.04) (0.05) (0.04) (0.05) 0.04 0.04 1.79 1.83 $ $ $ $

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